                                                                    EXHIBIT 99.1

[PRIDE INTERNATIONAL LOGO]

                                                                    NEWS RELEASE
             5847 SAN FELIPE, SUITE 3300O HOUSTON, TEXAS  77057 O (713) 789-1400

--------------------------------------------------------------------------------

FOR IMMEDIATE RELEASE                                Contact: Steven D. Oldham
                                                              Louis A. Raspino
                                                              (713) 789-1400

               PRIDE INTERNATIONAL REPORTS SECOND QUARTER EARNINGS

         HOUSTON, TEXAS, AUGUST 6, 2004 - Pride International, Inc. (NYSE: PDE) reported net earnings for the second quarter of 2004 of $2,522,000, or $.02 per share, on revenues of $446,358,000. Excluding construction project losses totaling $5,267,000, after tax, net earnings would have been $7,789,000, or $.06 per share.1 For the same period in 2003, Pride reported a net loss of $18,173,000, or $.14 per share, on revenues of $408,615,000.

         For the six-month period ended June 30, 2004, Pride reported a net loss of $4,243,000, after tax, or $.03 per share, on revenues of $879,923,000. Excluding construction project losses totaling $15,830,000, net earnings would have been $11,587,000 or $.09 per diluted share.1 For the corresponding six-month period in 2003, the net loss was $14,193,000, or $.11 per share, on revenues of $804,036,000.

         Results for the Company's operations for the second quarter of 2004 were generally improved sequentially and year-over-year. The Company's Western Hemisphere segment improved year-over-year due to an increase in the number of rigs deployed offshore Mexico, and improved sequentially due to cost reduction measures implemented and operating efficiencies realized during the period. Results also benefited from a full quarter's contribution from the Pride South Atlantic semisubmersible, located in Brazil, which commenced operations under a new contract in January.

         In the U.S. Gulf of Mexico, results for the second quarter were significantly improved sequentially and year-over-year due to improving dayrates and utilization of the jackup and platform fleets, reflecting stronger market conditions.

         Segment profit for the Eastern Hemisphere was essentially unchanged sequentially and year-over-year.

----------
1 See Exhibit A for a consolidated statement of operations adjusted to exclude rig construction projects for the three-and six-month periods ended June 30, 2004. Operating results excluding construction projects is a non-GAAP measure. The Company believes it is important to present the results from operations excluding construction projects as we do not currently intend to enter into any additional construction contracts on a lump-sum basis to build rigs to be owned by others.

         Results from the Company's Latin America Land segment improved sequentially. Drilling and workover rig utilization increased in Argentina and Venezuela during the first quarter 2004 and remained strong throughout the second quarter, resulting in improved segment profits.

         As previously disclosed, the Company had recorded pretax loss provisions in connection with the construction of four deepwater platform rigs on behalf of two customers totaling approximately $98.4 million in 2003, and $21.3 million in the first quarter of 2004. During the second quarter of 2004, the Company recorded additional pretax losses relating to these construction projects of approximately $10.5 million.

         The additional construction losses recorded in the second quarter are attributable to revisions of previous estimates due principally to completion issues at the shipyards constructing the final two rigs and renegotiations of commercial terms with shipyards, equipment vendors and other subcontractors. Three of the rigs have been completed and installed on the customers' platforms. The final rig has been loaded on a heavy-lift vessel for shipment to the customer's platform construction site for integration into the unit. The Company will continue commissioning of the rig at that location through the middle of the fourth quarter.

         Pride will host a conference call at 9:00 a.m. central time on Friday, August 6, 2004, to further discuss earnings for the quarter, recent events and management's operational outlook. Individuals who wish to participate in the conference call may do so by dialing (877) 915-2768 in the United States or
(712) 257-0021, outside of the United States. The conference leader will be Paul Bragg, Chief Executive Officer of Pride, and the password is "Pride." In addition, the conference call will be broadcast live, on a listen-only basis, over the Internet at http://www.firstcallevents.com/service/ajwz409368817gf12.html. A replay of the conference call, as well as an update of the contract status of the Company's rig fleet, and historical financial statements, will be available on Pride's corporate web site.

         Pride International, Inc., headquartered in Houston, Texas, is one of the world's largest drilling contractors. The Company provides onshore and offshore drilling and related services in more than 30 countries, operating a diverse fleet of 328 rigs, including two ultra-deepwater drillships, 11 semisubmersible rigs, 35 jackup rigs, and 31 tender-assisted, barge and platform rigs, as well as 249 land rigs.

         The information above includes forward-looking statements within the meaning of the Securities Act of 1933 and the Securities Exchange Act of 1934. These forward-looking statements, including statements relating to expected losses and delivery schedule for rigs under construction, are subject to certain risks, uncertainties and assumptions identified above or as disclosed from time to time in the Company's filings with the Securities and Exchange Commission. As a result of these factors, actual results may differ materially from those indicated or implied by such forward-looking statements.

                            PRIDE INTERNATIONAL, INC.
                 CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS
                    (IN THOUSANDS, EXCEPT PER SHARE AMOUNTS)
                                   (UNAUDITED)

                                                          THREE MONTHS ENDED              SIX MONTHS ENDED
                                                              JUNE 30, (1)                   JUNE 30, (1)
                                                     ----------------------------    ----------------------------
                                                         2004           2003            2004            2003
                                                     ------------    ------------    ------------    ------------

REVENUES
      Services                                       $    424,028    $    383,438    $    827,703    $    727,738
      Sales                                                22,330          25,177          52,220          76,298
                                                     ------------    ------------    ------------    ------------
           Total revenues                                 446,358         408,615         879,923         804,036
                                                     ------------    ------------    ------------    ------------
COSTS OF SERVICES AND SALES,
      Excluding depreciation and amortization
      Services                                            263,947         234,278         520,152         446,097
      Sales                                                32,840          72,075          84,033         119,776
                                                     ------------    ------------    ------------    ------------
           Total costs of services and sales,
           Excluding depreciation and amortization        296,787         306,353         604,185         565,873
                                                     ------------    ------------    ------------    ------------
DEPRECIATION AND AMORTIZATION                              66,167          60,409         132,504         122,151
GENERAL AND ADMINISTRATIVE,
      Excluding depreciation and amortization              33,645          29,965          63,728          53,710
                                                     ------------    ------------    ------------    ------------
EARNINGS FROM OPERATIONS                                   49,759          11,888          79,506          62,302
OTHER INCOME (EXPENSE)
      Interest expense                                    (29,929)        (34,117)        (60,516)        (68,795)
      Interest income                                         780             819           1,087           1,073
      Other income (expense), net                             726           4,894            (580)          1,630
                                                     ------------    ------------    ------------    ------------
            Total other expense, net                      (28,423)        (28,404)        (60,009)        (66,092)
                                                     ------------    ------------    ------------    ------------
EARNINGS (LOSS) BEFORE INCOME TAXES AND
MINORITY INTEREST                                          21,336         (16,516)         19,497          (3,790)
INCOME TAX PROVISION (BENEFIT)                             14,244          (2,509)         13,233             976
MINORITY INTEREST                                           4,570           4,166          10,507           9,427
                                                     ------------    ------------    ------------    ------------
NET EARNINGS (LOSS)                                  $      2,522    $    (18,173)   $     (4,243)   $    (14,193)
                                                     ============    ============    ============    ============
NET EARNINGS (LOSS) PER SHARE
         Basic                                       $       0.02    $      (0.14)   $      (0.03)   $      (0.11)
         Diluted                                     $       0.02    $      (0.14)   $      (0.03)   $      (0.11)
WEIGHTED AVERAGE SHARES OUTSTANDING
         Basic                                            135,681         134,246         135,611         134,189
         Diluted                                          137,435         134,246         135,611         134,189

(1) The three months and six months ended June 30, 2003 have been restated to reflect the retroactive adoption of FIN 46R, Consolidated of Variable Interest Entities.

                          RESULTS BY OPERATING SEGMENT
                                  (IN MILLIONS)
                                   (UNAUDITED)

                                                   THREE MONTHS ENDED               SIX MONTHS ENDED
                                                        JUNE 30,                         JUNE 30,
                                              -----------------------------     -----------------------------
                                                  2004           2003 (1)          2004            2003 (1)
                                              ------------     ------------     ------------     ------------

Revenues
     Eastern Hemisphere ...................   $      140.8     $      149.1     $      283.8     $      291.2
     Western Hemisphere ...................          116.7             89.8            225.8            175.1
     U.S. Gulf of Mexico ..................           30.2             21.3             57.2             39.6
     Latin America Land ...................           94.9             89.3            183.8            162.3
     E&P Services .........................           33.0             32.5             67.3             57.1
     Technical Services ...................           30.8             26.6             62.0             78.7
                                              ------------     ------------     ------------     ------------
         Total ............................          446.4            408.6            879.9            804.3
                                              ------------     ------------     ------------     ------------

Costs of Sales and Services, excluding
depreciation and amortization
     Eastern Hemisphere ...................           74.1             78.0            150.3            150.7
     Western Hemisphere ...................           65.8             46.1            131.2             88.5
     U.S. Gulf of Mexico ..................           24.2             21.6             47.1             44.5
     Latin America Land ...................           68.7             63.3            134.3            114.5
     E&P Services .........................           24.6             23.6             49.6             41.7
     Technical Services ...................           39.4             73.7             91.7            126.0
                                              ------------     ------------     ------------     ------------
         Total ............................          296.8            306.3            604.2            566.0
                                              ------------     ------------     ------------     ------------

Segment Profit (Loss), excluding
depreciation and amortization
     Eastern Hemisphere ...................           66.7             71.1            133.5            140.5
     Western Hemisphere ...................           50.9             43.7             94.6             86.6
     U.S. Gulf of Mexico ..................            6.0             (0.3)            10.1             (4.9)
     Latin America Land ...................           26.2             26.0             49.5             47.8
     E&P Services .........................            8.4              8.9             17.7             15.4
     Technical Services ...................           (8.6)           (47.1)           (29.7)           (47.3)
                                              ------------     ------------     ------------     ------------
         Total ............................   $      149.6     $      102.3     $      275.7     $      238.3
                                              ============     ============     ============     ============

Days Worked
     Eastern Hemisphere ...................          2,458            2,366            4,919            4,822
     Western Hemisphere ...................          2,408            1,904            4,796            3,485
     U.S. Gulf of Mexico ..................          1,073              909            2,054            1,746
     Latin America Land ...................         14,346           14,207           28,651           27,240

Utilization
     Eastern Hemisphere ...................             77%              85%              77%              82%
     Western Hemisphere ...................             92%              88%              93%              88%
     U.S. Gulf of Mexico ..................             41%              30%              39%              28%
     Latin America Land ...................             68%              69%              68%              67%

(1) The three months and six months ended June 30, 2003 have been restated to reflect the reactive adoption of FIN 46R, Consolidated of Variable Interest Entities.

                            PRIDE INTERNATIONAL, INC.
                      CONDENSED CONSOLIDATED BALANCE SHEET
                                 (IN THOUSANDS)
                                   (UNAUDITED)

                                                                     JUNE 30,      DECEMBER 31,
                                                                       2004            2003
                                                                    ------------   ------------

                                    ASSETS
CURRENT ASSETS
  Cash and cash equivalents .....................................   $     44,422   $     69,134
  Restricted cash ...............................................         47,801         38,840
  Trade receivables, net ........................................        404,718        371,510
  Parts and supplies, net .......................................         69,220         73,763
  Deferred income taxes .........................................          3,378          3,371
  Other current assets ..........................................        179,824        170,306
                                                                    ------------   ------------
       Total current assets .....................................        749,363        726,924
                                                                    ------------   ------------
PROPERTY AND EQUIPMENT, net .....................................      3,387,830      3,446,331
                                                                    ------------   ------------
OTHER ASSETS
  Investments in and advances to affiliates .....................         36,235         33,984
  Goodwill ......................................................         68,651         69,014
  Other assets ..................................................         84,556        102,177
                                                                    ------------   ------------
       Total other assets .......................................        189,442        205,175
                                                                    ------------   ------------
                                                                    $  4,326,635   $  4,378,430
                                                                    ============   ============
                       LIABILITIES AND STOCKHOLDERS' EQUITY
CURRENT LIABILITIES
  Accounts payable ..............................................   $    133,823   $    163,707
  Accrued expenses ..............................................        262,336        260,098
  Deferred income taxes .........................................            957            957
  Short-term borrowings .........................................         21,799         27,555
  Current portion of long-term debt .............................        170,752        188,737
  Current portion of long-term lease obligations ................         11,012          2,749
                                                                    ------------   ------------
       Total current liabilities ................................        600,679        643,803
                                                                    ------------   ------------
OTHER LONG-TERM LIABILITIES .....................................         37,239         54,423
LONG-TERM DEBT, net of current portion ..........................      1,824,964      1,805,099
LONG-TERM LEASE OBLIGATIONS, net of current portion .............            380          9,979
DEFERRED INCOME TAXES ...........................................         57,780         59,378
MINORITY INTEREST ...............................................        103,476        102,969
STOCKHOLDERS' EQUITY ............................................      1,702,117      1,702,779
                                                                    ------------   ------------
                                                                    $  4,326,635   $  4,378,430
                                                                    ============   ============

                            PRIDE INTERNATIONAL, INC.
                 CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS
                  ADJUSTED TO EXCLUDE RIG CONSTRUCTION PROJECTS
                    (IN THOUSANDS, EXCEPT PER SHARE AMOUNTS)
                                   (UNAUDITED)

                                                                        THREE MONTHS ENDED
                                                                          JUNE 30, 2004
                                                           ---------------------------------------------
                                                                                LESS
                                                                            CONSTRUCTION
                                                            AS REPORTED       PROJECTS        AS ADJUSTED
                                                           ------------     ------------     ------------
REVENUES
      Services .....................................       $    424,028     $         --     $    424,028
      Sales ........................................             22,330           22,330               --
                                                           ------------     ------------     ------------
           Total revenues ..........................            446,358           22,330          424,028
                                                           ------------     ------------     ------------
COSTS OF SERVICES AND SALES,
Excluding depreciation and amortization
      Services .....................................            263,947               --          263,947
      Sales ........................................             32,840           32,840               --
                                                           ------------     ------------     ------------
           Total costs of services and sales,
           Excluding depreciation and amortization .            296,787           32,840          263,947
                                                           ------------     ------------     ------------

DEPRECIATION AND AMORTIZATION ......................             66,167               --           66,167
GENERAL AND ADMINISTRATIVE,
Excluding depreciation and amortization ............             33,645               --           33,645
                                                           ------------     ------------     ------------

EARNINGS FROM OPERATIONS ...........................             49,759          (10,510)          60,269
OTHER INCOME (EXPENSE)
      Interest expense .............................            (29,929)              --          (29,929)
      Interest income ..............................                780               --              780
      Other expense, net ...........................                726               --              726
                                                           ------------     ------------     ------------
            Total other expense, net ...............            (28,423)              --          (28,423)
                                                           ------------     ------------     ------------

EARNINGS (LOSS) BEFORE INCOME TAXES AND
MINORITY INTEREST ..................................             21,336          (10,510)          31,846

INCOME TAX PROVISION (BENEFIT) .....................             14,244           (5,243)          19,487

MINORITY INTEREST ..................................              4,570               --            4,570
                                                           ------------     ------------     ------------

NET EARNINGS (LOSS) ................................       $      2,522     $     (5,267)    $      7,789
                                                           ============     ============     ============

NET EARNINGS (LOSS) PER SHARE
         Basic .....................................       $       0.02     $      (0.04)    $       0.06
         Diluted ...................................       $       0.02     $      (0.04)    $       0.06

WEIGHTED AVERAGE SHARES OUTSTANDING
         Basic .....................................            135,681          135,681          135,681
         Diluted ...................................            137,435          135,681          137,435

                            PRIDE INTERNATIONAL, INC.
                 CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS
                  ADJUSTED TO EXCLUDE RIG CONSTRUCTION PROJECTS
                    (IN THOUSANDS, EXCEPT PER SHARE AMOUNTS)
                                   (UNAUDITED)

                                                                       SIX MONTHS ENDED
                                                                        JUNE 30, 2004
                                                         ----------------------------------------------
                                                                             LESS
                                                                          CONSTRUCTION
                                                          AS REPORTED       PROJECTS        AS ADJUSTED
                                                         ------------     ------------     ------------
REVENUES
      Services .....................................     $    827,703     $         --     $    827,703
      Sales ........................................           52,220           52,220               --
                                                         ------------     ------------     ------------
           Total revenues ..........................          879,923           52,220          827,703
                                                         ------------     ------------     ------------
COSTS OF SERVICES AND SALES,
Excluding depreciation and amortization
      Services .....................................          520,152               --          520,152
      Sales ........................................           84,033           84,033               --
                                                         ------------     ------------     ------------
           Total costs of services and sales,
           Excluding depreciation and amortization .          604,185           84,033          520,152
                                                         ------------     ------------     ------------

DEPRECIATION AND AMORTIZATION ......................          132,504               --          132,504
GENERAL AND ADMINISTRATIVE,
Excluding depreciation and amortization ............           63,728               --           63,728
                                                         ------------     ------------     ------------

EARNINGS (LOSS) FROM OPERATIONS ....................           79,506          (31,813)         111,319
OTHER INCOME (EXPENSE)
      Interest expense .............................          (60,516)              --          (60,516)
      Interest income ..............................            1,087               --            1,087
      Other expense, net ...........................             (580)              --             (580)
                                                         ------------     ------------     ------------
            Total other expense, net ...............          (60,009)              --          (60,009)
                                                         ------------     ------------     ------------

EARNINGS (LOSS) BEFORE INCOME TAXES AND
MINORITY INTEREST ..................................           19,497          (31,813)          51,310

INCOME TAX PROVISION (BENEFIT) .....................           13,233          (15,983)          29,216

MINORITY INTEREST ..................................           10,507               --           10,507
                                                         ------------     ------------     ------------

NET EARNINGS (LOSS) ................................     $     (4,243)    $    (15,830)    $     11,587
                                                         ============     ============     ============

NET EARNINGS (LOSS) PER SHARE
         Basic .....................................     $      (0.03)    $      (0.12)    $       0.09
         Diluted ...................................     $      (0.03)    $      (0.12)    $       0.09

WEIGHTED AVERAGE SHARES OUTSTANDING
         Basic .....................................          135,611          135,611          135,611
         Diluted ...................................          135,611          135,611          137,782